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                                                      Exhibit 24.2


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To American Technologies Group, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated November 13, 1996 included in the Company's Form 10-K for the year ended July 31, 1996 and to all references to our Firm included in this registration statement.

                                                /s/ ARTHUR ANDERSEN LLP

                                                ARTHUR ANDERSEN LLP


Los Angeles, California
February 25, 1997